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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-107483, 333-57910, 333-38325 and 333-33741) of
Childtime Learning Centers, Inc. of our report dated June 30, 2004 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.






PricewaterhouseCoopers LLP


Detroit, MI
June 30, 2004